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                       SECOND AMENDMENT TO PROMISSORY NOTE
                       -----------------------------------


         THIS SECOND AMENDMENT TO PROMISSORY NOTE ("Note") is made and dated as of the 24th day of March, 1999, by and between Alvin H. Clemens ("Clemens"), an individual residing at 907 Exeter Crest, Villanova, Pennsylvania, and PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation ("PAMCO").


                                   BACKGROUND
                                   ----------


         A. Clemens executed and delivered to PAMCO a Promissory Note dated April 8, 1996 in the original principal amount of $300,000 (the "Note").

         B. Clemens executed and delivered to PAMCO an Amendment to Promissory Note dated April 9, 1997 increasing the principal amount of the Note to $600,000 and amending the interest and principal repayment provisions.

         C. The parties are desirous of further amending the Note as hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

                  1. Principal Balance. The principal balance of the Note remains Six Hundred Thousand ($600,000) Dollars.

                  2. Repayment of Principal. The entire principal balance of the Note shall be due and payable in full on April 8, 2000.

                  3. Payment of Interest.

                     (a) Clemens hereby pays to PAMCO interest in the amount of $50,489.00, which constitutes interest on the indebtedness through April 7, 1998.

                     (b) The Note shall bear interest at the rate of five and three-quarters (5.75%) percent per annum from April 8, 1997 through April 7, 2000. Interest shall accrue and shall be due and payable, together with the principal balance, on April 8, 2000.

                  4. Ratification. As herein amended, the Note is ratified, approved, and affirmed, and remains in full force and effect.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to
Promissory Note as of the day and year first above-written.

Witness:


-----------------------------                     ------------------------------
                                                  ALVIN H. CLEMENS

                                                  PROVIDENT AMERICAN CORPORATION



                                                  By:
                                                     ---------------------------
                                                     Anthony R. Verdi,
                                                     Chief Operating Officer